UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2011

SINO AGRO FOOD, INC.
 (Exact name of small business issuer as specified in its charter)

Commission File No. 000-54191

Nevada (State or other Jurisdiction of Incorporation or Organization)	33-1219070 (I.R.S. Employer Identification No.)

Room 3711, China Shine Plaza No. 9 Lin He Xi Road Tianhe County Guangzhou City P.R.C.	510610
(Address of Principal Executive Offices)	(Zip Code)

Issuer’s Telephone Number: (860) 20 22057860

Not Applicable
(Former name or former address, if changed since last report.)

With Copies to:
The Sourlis Law Firm
Joseph M. Patricola, Esq.
The Courts of Red Bank
130 Maple Avenue, Suite 9B2
Red Bank, New Jersey 07701
Direct: (732) 618-2843
Office: (732) 530-9007
Fax: (732) 530-9008
JoePatricola@SourlisLaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.

The following discussion provides only a brief description of the Agreement described below. The discussion is qualified in its entirety by the full text of the Agreement, which contract components are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, and are incorporated by reference herein.

On December 16, 2011, Sino Agro Food, Inc., a Nevada corporation (the “Company”), announced that the Company’s subsidiary entity, Enping A Power Fishery Development Co. Ltd. ("EAPF"), has executed a contract with Guangzhou Jinyang Aquaculture Co. Ltd. ("GJAC"), a modern and technology driven aquaculture company in Guangdong Province Peoples Republic of China.

GJAC specializes in nursery services and breeding of a number of high quality table fish such as Puff fish, Murray and Sleepy Cod. The Company operates over 164 acres of fisheries in the Pun Yu District of GuangZhou, PRC. The contract between GJAC and EAPF is for the supply of 500,000 sleepy cod ranging from 150g - 300g in 2012 and 800,000 sleepy cod in 2013. The contract also includes the supply of 250 tons of bait fish in 2012 and 500 tons in 2013.

Item 7.01        Regulation FD Disclosure.

On December 19, 2011, the Registrant issued a press release announcing the Enping A Power Fishery Development Co. Ltd. contract with Guangzhou Jinyang Aquaculture Co. Ltd., as described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this report.

The Securities and Exchange Commission encourages companies to disclose forward-looking information so that investors can better understand the future prospects of a company and make informed investment decisions. This Current Report and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

The information in this Current Report furnished pursuant to Items 7.01 and 9.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report in not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Bait Fish Contract between Enping A Power Fishery Development Co. Ltd. and Guangzhou Jinyang Aquaculture Co. Ltd.
10.2	Sleepy Cod Contract between Enping A Power Fishery Development Co. Ltd. and Guangzhou Jinyang Aquaculture Co. Ltd.
99.1	Press Release dated December 19, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SINO AGRO FOOD, INC.

Date.: December 19, 2011	BY:	/s/ LEE YIP KUN SOLOMON
Lee Yip Kun Solomon
Chairman and Chief Executive Officer